United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 29, 2014

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 29, 2014, Fidelity National Information Services, Inc. issued an earnings release announcing its financial results for the second quarter ended June 30, 2014. The information in items 2.02 and 9.01 of this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

A copy of the earnings release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. reports second quarter 2014 earnings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date July 29, 2014	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date July 29, 2014	By:	/s/ Peter J.S. Smith
		Name:	Peter J.S. Smith
		Title:	Corporate Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. reports second quarter 2014 earnings.